Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA SERIES, INC.

AIG Active Allocation Fund

AIG Multi-Asset Allocation Fund

(each, a “Fund” and together, the “Funds”)

Supplement dated June 6, 2018, to the Prospectus

dated February 28, 2018, as supplemented and amended to date

On June 5, 2018, the Board of Directors of SunAmerica Series, Inc. approved the liquidation of the Class I shares of the Funds, on or about September 7, 2018 (the “Liquidation Date”). Any Class I shares outstanding as of the Liquidation Date will be automatically redeemed by the Funds on that date and shareholders will receive proceeds equal to the net asset value of their Class I shares. The AIG Multi-Asset Allocation Fund does not currently accept orders to buy Class I shares from new investors and only accepts reinvestments of dividends and capital gain distributions from existing investors. Class I shares of the AIG Active Allocation Fund are offered exclusively to participants in certain retirement plans and other programs and will be closed to new investments after the close of business on August 31, 2018. The Funds will continue to accept reinvestments of dividends and capital gain distributions through the Liquidation Date.

At any time prior to the Liquidation Date, Class I shareholders may redeem their shares and receive the net asset value thereof pursuant to the procedures set forth in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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